©2022 Thryv, Inc. All Rights Reserved. Exhibit 99.2 1ST QUARTER 2022 INVESTOR PRESENTATION

This Presentation may include certain forward-looking statements, including, without limitation, statements concerning the conditions of our industry and our operations, performance, and financial condition, including, in particular, statements relating to our business, growth strategies, product development efforts, and future expenses. Forward-looking statements can be identified by words such as ‘‘anticipates,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘seeks,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘expects,’’ ‘targets,’’ and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties and risks (some of which are beyond our control) and changes in circumstances or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of any such changes, new information, subsequent events or otherwise. Market data and industry information used throughout this Presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation to take (or refrain from taking) any particular action. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains non-GAAP financial measures. We present non-GAAP financial measures including adjusted EBITDA, adjusted EBITDA margin, adjusted gross profit, and adjusted gross margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables for reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP financial measures. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in our industry. This Presentation also includes certain forward-looking non-GAAP financial measures, such as adjusted EBITDA margin and adjusted gross margin. We calculate forward- looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. SAFE HARBOR

H A R D I N P A I N T I N G C O M P A N Y S TA N H A R D I N 2020S: THE DECADE OF SMB SAAS

KEY INVESTMENT HIGHLIGHTS

BEST-IN-CLASS SAAS PLATFORM

Purpose-built, powerful, and easy-to-use software tailored to the needs of SMB.

MASSIVE MARKET OPPORTUNITY

Established service-based SMBs with 2-50 employees. Global TAM > 8M businesses ($40B annual spend)

MEGA-TREND

Thryv to benefit from cloud adoption as SMBs accelerate transition to cloud to more efficiently manage and grow their businesses.

COMPELLING FINANCIAL MODEL

Positioned for durable long-term revenue growth. Targeting $1B in SaaS revenue by 2027; $4B by 2032.

EFFICIENT CUSTOMER ACQUISITION STRATEGY

Cross-sell, new acquisition channels, franchise, and vast SMB referral network.

SIGNIFICANT CROSS-SELL SAAS OPPORTUNITY

Significant whitespace of 400K legacy clients.

HIGHLY PREDICTABLE MARKETING SERVICES SEGMENT

Strong visibility and high sustained EBITDA margins. Company has generated $1.5b in FCF since 2016.

EXPERIENCED MANAGEMENT TEAM

Tenured industry professionals with SMB domain expertise and strong track record of successful pivots, transformations, and acquisitions.

THE DECADE OF SMBs SAAS 2020s 2010s2020s 2010s DECADE OF ENTERPRISE SAAS DECADE OF SMB SAAS

Consumers Are Trained SMBs Are Ready Tools Are Better WHY IS THIS MEGA-TREND HAPPENING NOW?

SMB SAAS ADOPTION 77% 64% ONE PROVIDER 64% want to buy from one provider. MULTIPLE SAAS APPS 77% of of SMBs need a platform with all tools in one place. Decision Analyst, Q1 2022, SMB SaaS Adoption Study.

W H Y T H R Y V W I L L W I N KEY BENEFITS TO SMB Drives Growth Saves Time/Get Organized Freedom/Mobility

z ADDRESSING A LARGE MARKET OPPORTUNITY • 2-50 Employees • Service-based Businesses • Established Businesses TAM: SMBs IN THE U.S. WE CAN POTENTIALLY SERVE. 4M SMBs WORLDWIDE WE CAN POTENTIALLY SERVE. 8M • $500K in Annual Revenue

W H Y T H R Y V W I L L W I N WIN, KEEP & GROW HIGH QUALITY BUSINESS EASIER FOR CONSUMER BETTER SEO INTEROPERABILITY OFFICE IN YOUR POCKET BETTER GMB RANKINGS (SEO) REPEAT BUSINESS MORE REFERRALSSEAMLESS SOLUTION

W H Y T H R Y V W I L L W I N INTEROPERABILITY

WHY THRYV WILL WIN

WE MAKE THE CONSUMER EXPERIENCE BETTER



CONSUMER
FINDS SMB
Via Website/ GMB
MAKES APPOINTMENT
Via Thryv Calendar
GETS REMINDER
Via Thryv Scheduler
RECEIVES DOCUMENTS/ ESTIMATES/INVOICES
Via Thryv Document Sharing
MAKES PAYMENT
Via ThryvPay. Credit Card Stored For Future
MAKES REFERRALS
Via Thryv Texting Referral Tool
GETS REMINDER
Automated Future Business Offers
RETRIEVE HISTORY
Info Stored Of All Interactions
LIFETIME VALUE CUSTOMER

INBOUND PARTNER FRANCHISE U N F A I R S A L E S A D V A N T A G E EXPANDING & MATURING SALES CHANNELS NEW ACQUISITION CHANNELS LOCAL CHANNELS INSIDE OUTSIDE Large base of existing marketing services customers for prospecting (Zoos). TEAM SELLING

U N F A I R S A L E S A D V A N T A G E CLIENT ADORED - INDUSTRY RECOGNIZED

P R O D U C T I N N O V A T I O N EVOLVING & EXPANDING Thryv Everything an SMB needs to run their day-to-day business and deliver an exceptional customer experience.

2 0 2 1 2 H - 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 P R O D U C T I N N O V A T I O N EVOLVING & EXPANDING

REIMAGINING THE CUSTOMER EXPERIENCE

RETENTION



ONBOARDING

GROWTH & ACCOUNT MANAGEMENT

ENGAGE CUSTOMER AS A NORTH STAR

SOLVING ADDITIONAL PROBLEMS OVER TIME

TIME TO **FIRST VALUE** (TTFV)

SERVICE AS A DIFFERENTIATOR

LEADS TO **RETENTION** & **GROWTH**

UNDERSTANDING & SOLVING **THEIR** PROBLEM

150K SUBSCRIBERS $1B REVENUE 20% ADJUSTED EBITDA MARGIN 75% SAAS REVENUE OF CONSOLIDATED REVENUE 5 Y E A R SAAS TARGETS 75% GROSS MARGIN 100% NET DOLLAR RETENTION • Go-to-Market Expansion • Product Innovation • Macro Trend SMBs Moving To CloudC ATA L Y S T S

500K SUBSCRIBERS $4B REVENUE >20% ADJUSTED EBITDA MARGIN 1 0 Y E A R SAAS TARGETS • Go-to-Market Expansion • Product Innovation • Macro Trend SMBs Moving To CloudC ATA L Y S T S >95% SAAS REVENUE OF CONSOLIDATED REVENUE >75% GROSS MARGIN >100% NET DOLLAR RETENTION

FINANCIAL REVIEW Q1 2022

©2022 Thryv, Inc. All Rights Reserved. F I N A N C I A L R E V I E W 1ST QUARTER HIGHLIGHTS $ in thousands 2022 2021 YoY % Total SaaS Revenue $48,178 $37,251 +29.3% Adjusted EBITDA (6,775) 316 Adjusted EBITDA Margin (14.1%) 0.8% Total Marketing Services Revenue $260,197 $243,355 +6.9% Adjusted EBITDA 90,492 104,617 Adjusted EBITDA Margin 34.8% 43.0% Consolidated Revenue $308,375 $280,606 +9.9% Adjusted EBITDA 83,717 104,933 Adjusted EBITDA Margin 27.1% 37.4% 1st Quarter Note: Vivial contributed $23 million to Marketing Services Revenue in Q1-22

F I N A N C I A L R E V I E W SAAS HIGHLIGHTS +29% YoY 47K End Q1-22 +16% YoY $101M Annualized Spend $37.3 $48.2 Q1-21 Q1-22 Revenue Revenue Growth Growing Subscribers ARPU Expansion ThryvPay TPV

FINANCIAL REVIEW

SAAS METRICS

Q1 2022


31K
36K
+16% YoY
Q1 2022
Q1 2022

MONTHLY ACTIVE USER (MAU) GROWTH


94%
93%
Q1 2021
Q1 2022

SEASONED NET DOLLAR RETENTION (NDR)


New to Thryv
MARKETING SERVICES "ZOO" CONVERSIONS
REFERRALS FROM "ZOO"
NEW CHANNELS

BALANCED AND EFFICIENT CUSTOMER ACQUISITION STRATEGY

F I N A N C I A L R E V I E W TOTAL MARKETING SERVICES (23%) (22%) (23%) (21%) (22%) (22%) (21%) (21%) (22%) (21%) (21%) (22%) (19%) Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 MARKETING SERVICES BILLINGS (YoY %) Note: Excludes Vivial Holdings Q1-22 Q1-21 Marketing Services Billings (millions) $222.6 $275.5 YoY % (19%) (22%)

39% 36% 36% 37% 39% 35% $1,243M $1,660M $1,293M $980M $942M $912.5M 2017 2018 2019 2020 2021 2022E Marketing Services Adjusted EBITDA Margin Marketing Services Revenue $ 2 0 0 M F I N A N C I A L R E V I E W TOTAL MARKETING SERVICES High Sustained Adjusted EBITDA Margins

EBITDA GROWTH FREE CASH FLOW GROWTH REVENUE GROWTH REINVESTMENT IN GROWTH PRODUCT INNOVATION SUBSCRIBER GROWTH INTERNATIONAL EXPANSION M&A STAKEHOLDER VALUE CREATION F I N A N C I A L R E V I E W THRYV POSITIONED TO CREATE LONG-TERM STAKEHOLDER VALUE

Q2 2022 FY 2022 MANAGEMENT COMMENTARY TOTAL SAAS REVENUE $50.5 to $51.0 Million $208 to $209 Million • FY22 guidance range raised from $206 to $208 Million Adjusted EBITDA $6.0 to $6.5 Million Loss $21 to $25 Million Loss • Company expects FY22 SaaS Adj EBITDA margin in range of -10% to -12%, consistent with FY21 TOTAL MARKETING SERVICES REVENUE $255 to $260 Million $905 to $920 Million • FY22 guidance range raised from $870 to $890 Million • Q3-21: Range of $195 to $200 Million • Q4-21: Range of $195 to $200 Million Adjusted EBITDA $315 to $320 Million • FY22 EBITDA guidance range raised. Company expects FY22 Marketing Services EBITDA margin of ~35% 2nd QUARTER & FY 2022 OUTLOOK Company Updates Guidance For FY22

APPENDIX

APPENDIX SEGMENT RESULTS Three Months Ended March 31, 2022 (in thousands) Marketing Services SaaS Thryv International Total Revenue $ 212,533 $ 47,343 $ 48,499 $ 308,375 Segment Gross profit 136,510 29,409 31,937 197,856 Segment Adjusted EBITDA 66,395 (4,364) 21,686 83,717 Three Months Ended March 31, 2021 (in thousands) Marketing Services SaaS Thryv International Total Revenue $ 227,933 $ 37,251 $ 15,422 $ 280,606 Segment Gross profit 156,161 23,167 3,118 182,446 Segment Adjusted EBITDA 98,631 316 5,986 104,933

APPENDIX

NON-GAAP FINANCIAL RECONCILIATION

thryv

$ IN THOUSANDS	Q1-20	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	FY20	FY21	Q1-22
Net Income (loss)	**$ 28,102**	**$ 11,464**	**$ (145)**	**$ 109,800**	**$ 36,506**	**$ 24,359**	**$ 35,624**	**$ 5,088**	**$ 149,221**	**$ 101,577**	**$ 33,511**
Interest expense	19,930	18,012	15,609	14,988	15,672	19,170	16,546	14,986	68,539	66,374	14,867
Income tax expense (benefit)	13,409	21,164	(24,250)	(118,306)	11,809	8,112	13,802	(986)	(107,983)	32,737	9,621
Dep. and amort. expense	37,823	37,606	35,454	35,640	19,718	29,908	31,049	24,798	146,523	105,473	21,969
Restructuring and integration exp.	9,845	7,347	6,710	4,557	9,234	3,489	2,312	3,109	28,459	18,145	5,827
Transaction costs	6,534	3,232	4,913	6,320	10,546	5,440	3,987	5,086	20,999	25,059	1,720
Stock-based comp. (benefit) exp.	(6,064)	580	1,289	1,300	1,971	1,921	2,340	1,862	(2,895)	8,094	1,928
Other components of net periodic pension cost (benefit)	201	936	30,175	10,924	(453)	(272)	(273)	(13,831)	42,236	(14,829)	(70)
Loss (gain) on remeasurement of indemnification asset	3,801	617	(540)	1,565	—	(844)	(404)	1,247	5,443	(1)	(400)
Impairment charges	98	18,132	1,184	5,497	—	3,611	—	—	24,911	3,611	—
Other	(900)	(955)	(1,105)	(654)	(70)	1,859	(2,624)	5,119	(3,614)	4,283	(5,256)
Adjusted EBITDA	**$ 112,779**	**$ 118,135**	**$ 69,294**	**$ 71,631**	**$ 104,933**	**$ 96,753**	**$ 102,359**	**$ 46,478**	**$ 371,839**	**$ 350,523**	**$ 83,717**

*Figures may not foot due to rounding.

Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX NON-GAAP FINANCIAL RECONCILIATION Three Months Ended March 31, 2022 (in thousands) Marketing Services SaaS International Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 136,510 $ 29,409 $ 31,937 $ 197,856 Plus: Depreciation and amortization expense 4,395 979 4,442 9,816 Stock-based compensation expense 61 15 — 76 Adjusted Gross Profit $ 140,966 $ 30,403 $ 36,379 $ 207,748 Gross Margin 64.2% 62.1% 65.9% 64.2 % Adjusted Gross Margin 66.3% 64.2% 75.0% 67.4 % Three Months Ended March 31, 2021 (in thousands) Marketing Services SaaS International Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 156,161 $ 23,167 $ 3,118 $ 182,446 Plus: Depreciation and amortization expense 4,619 755 5,870 11,244 Stock-based compensation expense 70 11 — 81 Adjusted Gross Profit $ 160,850 $ 23,933 $ 8,988 $ 193,771 Gross Margin 68.5% 62.2% 20.2% 65.0 % Adjusted Gross Margin 70.6% 64.2% 58.3% 69.1%

APPENDIX

SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands)	Three Months Ended March 31, 2022					
	Marketing Services			SaaS		
	US	*International*	*Total Marketing Services*	*US*	*International*	*Total SaaS*
Revenue	$ 212,533	$ 47,664	$ 260,197	$ 47,343	$ 835	$ 48,178
Adjusted EBITDA	66,395	24,097	90,492	(4,364)	(2,411)	(6,775)
Adjusted EBITDA Margin	31.2 %	50.6 %	34.8 %	(9.2)%	(288.7)%	(14.1)%

(in thousands)	Three Months Ended March 31, 2021					
	Marketing Services			SaaS		
	US	*International*	*Total Marketing Services*	*US*	*International*	*Total SaaS*
Revenue	$ 227,933	$ 15,422	$ 243,355	$ 37,251	$ —	$ 37,251
Adjusted EBITDA	98,631	5,986	104,617	316	—	316
Adjusted EBITDA Margin	43.3 %	38.8 %	43.0 %	0.8 %	NM	0.8 %

The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

APPENDIX DEFINITIONS Definitions of key terms used in this presentation are as follows:  Total SaaS revenue consists of SaaS revenue recognized by our domestic and foreign operations.  Total Marketing Services revenue consists of SaaS revenue recognized by our domestic and foreign operations.  Total SaaS Adjusted EBITDA1 consists of Adjusted EBITDA recognized by our domestic and foreign operations.  Total Marketing Services1 Adjusted EBITDA consists of Adjusted EBITDA recognized by our domestic and foreign operations.  Adjusted EBITDA2: Defined as Net income plus Interest expense, Income tax expense, Depreciation and amortization expense, Loss on early extinguishment of debt, Restructuring and integration expenses, Transaction costs, Stock-based compensation expense, and non-operating expenses, such as, Other components of net periodic pension (benefit) cost, Non-cash (gain) loss from remeasurement of indemnification asset, and certain unusual and non-recurring charges that might have been incurred.  Adjusted Gross Profit and Adjusted Gross Profit Margin2: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense.  Average Revenue per Unit (“ARPU”): Defined as total client billings by month divided by the number of revenue-generating units during the month.  Seasoned Net Dollar Retention: Defined as net dollar retention excluding clients acquired over the previous 12 months.  SaaS Monthly Active Users: Defined as a client with one or more users who log into our SaaS solutions at least once during the calendar month. 1The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. 2Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income and Adjusted Gross Profit to Gross profit. Both Net income and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.